EXECUTION COPY

Navistar Financial Corporation
Navistar Financial Retail Receivables Corporation
425 N Martingale Road
Suite 1800
Schaumburg, Illinois 60173

Re: Waiver

Ladies and Gentleman:

Please refer to (i) the Note Purchase Agreement, dated as of February 16, 2007 (as in effect on the date hereof, the "Note Purchase Agreement") among Navistar Financial Retail Receivables Corporation ("NFRRC"), as Seller, Navistar Financial Corporation, individually ("NFC") and as Servicer, Falcon Asset Securitization Company, LLC, and Park Avenue Receivables Company, LLC, as Assignee, collectively, as the Conduit Investor, and JP Morgan Chase Bank, National Association, as Agent for the Investors and (ii) the Servicing Agreement, dated as of February 16, 2007, among NFRRC, Navistar Financial 2007-JPM Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee. The Agent (on behalf of the Conduit Investor and the other Investors) is the holder of record of 100% of the Floating Rate Asset Backed Note, No. R-1, issued by the Issuer pursuant to the Indenture. Capitalized terms used but not defined herein have the respective meanings ascribed to them (or incorporated by reference in) the Servicing Agreement.

The Note Purchase Agreement or the Servicing Agreement, as applicable, requires, among other things, the following:

(i) Section 5.02(c) of the Note Purchase Agreement requires that the Servicer deliver to the Agent (x) on or before October 31, 2007 (or earlier under certain circumstances specified therein), (x) a copy of the annual financial statements of the Servicer for the fiscal years October 31 2005 and 2006 (each such delivery requirement, an "Annual Financial Statement DeliveryRequirement") and (y) on or before October 31, 2007 (or earlier in certain circumstances specified therein), a copy of the quarterly financial statements of the Servicer for the fiscal quarters ended January 31, April 30 and July 31, 2006 and for the fiscal quarters ended January 31, April 30, and July 31, 2007 (each such delivery requirement in this clause (y), a "QuarterlyFinancial Statement Delivery Requirement"); and

The Servicer expects to fail to satisfy each Annual Financial Statement Delivery Requirement, and each Quarterly Financial Statement Delivery Requirement.

Additionally, the Servicer has notified the Agent that it (i) has failed to timely file its annual reports on Form 10-K for the 2005 Fiscal Year and the 2006 Fiscal Year with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934, (ii) has failed to timely file quarterly reports on Form 10-Q for all of its fiscal quarters in 2006 with the Securities Exchange Commission in accordance with the Securities Exchange Act of 1934, and (iii) has failed to timely file one or more of its quarterly reports on Form 10-Q for fiscal quarters in 2007 with the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934 (the occurrence of any such failure, a "Periodic ReportingFailure").

The Servicer has requested that the Agent waive any potential Servicer Defaults arising from the matters described above. The Agent hereby agrees to waive the occurrence of any Servicer Defaults to the extent described below.

1.   The Agent (in accordance with Section 7.06 of the Servicing Agreement) hereby directs the Indenture Trustee to waive, and each of Indenture Trustee, the Conduit Investor and the Agent hereby waives, any Servicer Default arising solely from the failure to satisfy the Annual Financial Statement Delivery Requirements; provided that this waiver shall only remain effective until December 31, 2007 unless the Servicer shall have satisfied each Annual Financial Statement Delivery Requirement prior to such date.

2.   The Agent (in accordance with Section 7.06 of the Servicing Agreement) hereby directs the Indenture Trustee to waive, and each of Indenture Trustee, the Conduit Investor and the Agent hereby waives, any Servicer Default arising solely from the failure to satisfy the Quarterly Financial Statement Delivery Requirements; provided that this waiver shall only remain effective until December 31, 2007 unless the Servicer shall have satisfied each Quarterly Financial Statement Delivery Requirement prior to such date.

3.   The Agent (in accordance with Section 7.06 of the Servicing Agreement) hereby directs the Indenture Trustee to waive, and each of Indenture Trustee, the Conduit Investor and the Agent hereby waives, any Servicer Default or default arising under Section 5.05 of the Note Purchase Agreement from any Periodic Reporting Failure; provided that this waiver shall only remain effective until December 31, 2007 unless the Servicer shall have caused the annual reports and quarterly reports giving rise to any Periodic Reporting Failure to be filed with the Securities and Exchange Commission prior to such date.

Each of the Indenture Trustee, the Conduit Investor and the Agent hereby expressly reserves, and nothing herein shall be construed as a waiver of, (i) any Servicer Default or default under the Note Purchase Agreement specified in paragraphs 1, 2, and 3 above, to the extent that the effectiveness of the waiver of such Servicer Default or default under the Note Purchase Agreement shall lapse as described therein and (ii) any rights with respect to any breach constituting a Servicer Default, Potential Servicer Default or default under the Note Purchase Agreement existing or arising for any other reason.

This waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same waiver. This waiver shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State.

IN WITNESS WHEREOF, the undersigned has caused this waiver to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

JP MORGAN CHASE BANK, N.A., as Agent

By:      /s/ ALAN P. ENGLISH
Name:      Alan P. English
Title:        Vice President

FALCON ASSET SECURITIZATION
COMPANY, LLC,
as Conduit Investor

By:   JP Morgan Chase Bank, N.A., its
its attorney-in-fact

By:      /s/ ALAN P. ENGLISH
Name:      Alan P. English
Title:        Vice President

PARK AVENUE RECEIVABLES COMPANY
LLC, as Conduit Investor

By:   JP Morgan Chase Bank, N.A., its
its attorney-in-fact

By:      /s/ ALAN P. ENGLISH
Name:      Alan P. English
Title:        Vice President

THE BANK OF NEW YORK, not in its individual
capacity but solely as Indenture Trustee

By:    /s/ MICHAEL BURACK
Name:    Michael Burack
Title:      Assistant Treasurer

Acknowledged and Agreed:

NAVISTAR FINANCIAL CORPORATION

By:      /s/ JOHN V. MULVANEY, SR.
Name:      John V. Mulvaney, Sr.
Title:        V.P. CFO & Treasurer

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
By:      /s/ JOHN V. MULVANEY, SR.
Name:      John V. Mulvaney, Sr.
Title:        V.P. CFO & Treasurer

NAVISTAR FINANCIAL 2007-JPM OWNER TRUST

By: Deutsche Bank Trust Company Delaware, not in its individual capacity, but solely as Owner Trustee

By:      /s/ MICHELE HY VOON
Name:      Michele Hy Voon.
Title:        Attorney-in-Fact

JP MORGAN CHASE BANK, N.A., as Swap Counterparty
By:      /s/ ALAN P. ENGLISH
Name:      Alan P. English
Title:        Vice President